                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  November 17, 1998
                                                           -----------------


                                  ACSYS, INC.
                                  -----------
                           (Exact name of registrant
                          as specified in its charter)


     Georgia                     000-23711                 58-2299173
----------------------          -----------            ------------------
   (State or other              (Commission             (I.R.S. Employer
   jurisdiction of              File Number)           Identification No.)
    incorporation


       75 Fourteenth Street, Suite 2200, Atlanta, Georgia          30309
       --------------------------------------------------         --------
           (Address of principal executive offices)              (Zip Code)


     Registrant's telephone number, including area code:       (404) 817-9440
                                                               --------------


                                     N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

     On November 17, 1998, Acsys, Inc. (the "Company") filed a Registration Statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission which, upon becoming effective, will enable registered resales of 423,056 shares of the Company's Common Stock (the "Common Stock") by certain of the Company's shareholders, who obtained their shares of Common Stock in connection with the Company's acquisition in May 1998 of Icon Search & Consulting Co. ("ICON"). The Registration Statement includes the historical financial statements of the Company which have been restated to account for the acquisition of ICON as a pooling of interests transaction. Accordingly, in order to provide all investors in the Common Stock with certain information contained in the Registration Statement, but not yet otherwise filed by the Company in its periodic reports under the Securities Exchange Act of 1934, the Company is including certain portions of the Company's Registration Statement as Exhibit
99.1 hereto, the full text of which is incorporated by reference herein. The filing of this report and the inclusion of portions of the Registration Statement herein does not constitute an offer to sell or a solicitation of an offer to buy any of the shares of Common Stock registered for resale under the Registration Statement.

ITEM 7.    EXHIBITS.

     (c)  EXHIBITS.

     99.1 Certain Portions of the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 17, 1998.


                                    Page 2
                        Exhibit Index Appears on Page 4

SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ACSYS, INC.


                                              BY:  /s/ Brady W. Mullinax, Jr.
                                                   --------------------------
                                                     Brady W. Mullinax, Jr.
                                                     Vice President - Finance,
                                                     Chief Financial Officer and
                                                     Secretary

Dated:    11/18/98
          --------

                                    Page 3
                        Exhibit Index Appears on Page 4

                                 EXHIBIT INDEX


Exhibit
Number                                                                Page
--------------                                                       ------
99.1            Certain Portions of the Company's Registration
                Statement on Form S-1 filed with the Securities
                and Exchange Commission on November 17, 1998....        5





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